UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2011

GREENMAN TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane

Lynnfield Massachusetts 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed by GreenMan Technologies, Inc. to amend its Current Report on Form 8-K dated June 13, 2011 and filed with the Securities and Exchange Commission on June 15, 2011. The sole purposes for filing this Amendment No. 1 are (a) to cause the information set forth in the original report to be filed as soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 and to provide the legend set forth in the final paragraph of Item 1.01, below, and (b) to file Exhibit 99.1, which was inadvertently omitted from the original report. No other changes have been made to the original report.

Item 1.01. Entry Into a Definitive Material Agreement

On June 13, 2011, Green Tech Products, Inc. (the “Seller”), an Iowa corporation and a wholly owned subsidiary of GreenMan Technologies, Inc. (“GreenMan”), entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”) with Irish Knight Holdings, L.L.C., an Iowa limited liability company co-owned by Timothy Mahoney and Ernest Knight, two senior managers of the Seller. Pursuant to the Purchase Agreement, the Seller has agreed to sell, and the Buyer has agreed to buy, substantially all of the assets used in the Seller’s molded recycled rubber products business (the “Assets”).

The consideration for the purchase of the Assets will consist of (i) the assumption by the Buyer of substantially all of the Seller’s liabilities, which were approximately $1.1 million at March 31, 2011; (ii) a $50,000 stock inventory credit toward the purchase of products and services from the Buyer, which credit may be applied during the first nine months after completion of the sale; and (iii) a promissory note in the principal amount of $100,000 (the “Note”), which Note will bear interest at the rate of 6% per annum and will be payable in increasing monthly installments over a period of 60 months. The Seller will retain potential liabilities associated with certain pending litigation.

The Purchase Agreement contains customary representations, warranties and covenants made by the parties to one another. The sale of the Assets is subject to customary closing conditions, including approval by GreenMan’s stockholders. GreenMan has agreed to use commercially reasonable efforts to cause a meeting of its stockholders to be held to consider the approval of the sale of the Assets. In addition, at the closing of the transaction, GreenMan will enter into an indemnification agreement (the “Indemnification Agreement”) pursuant to which it will be required to defend and to indemnify one of the co-owners of the Buyer against any expenses he may incur in connection with the litigation being retained by the Seller.

The foregoing descriptions of the Purchase Agreement, the Note and the Indemnification Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Purchase Agreement, the Note and the Indemnification Agreement, copies of which are filed as Exhibits 2.1, 4.1 and 4.2, respectively, and are incorporated by reference. These exhibits have been included to provide investors with information regarding their respective terms and are not intended to provide any other factual information about GreenMan, the Seller or the Buyer. The Purchase Agreement contains representations and warranties the parties thereto made to, and solely for the benefit of, one another. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure schedule that the parties have exchanged in connection with signing the Purchase Agreement and that modifies, qualifies and creates exceptions to the representations and warranties contained in the Purchase Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Purchase Agreement or as of a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, (iii) in some cases they are intended solely to allocate certain risks among the parties, and (iv) they are modified in important part by the underlying disclosure schedule. This disclosure schedule contains information that has been included in GreenMan’s prior public disclosures, as well as non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in GreenMan’s public disclosures.

GreenMan intends to file a proxy statement and other relevant documents related to the proposed transaction with the Securities and Exchange Commission (the “Commission”). GREENMAN’S STOCKHOLDERS ARE URGED TO READ GREENMAN’S PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the documents free of charge at the Commission’s web site, www.sec.gov, and GreenMan’s stockholders and investors may obtain free copies of the documents filed with the Commission by GreenMan (when they are available) by directing a request by mail or telephone to Charles Coppa, Chief Financial Officer, GreenMan Technologies, Inc., 7 Kimball Lane, Lynnfield Massachusetts 01940, (781) 224-2411.

GreenMan and its directors and executive officers may be deemed, under rules of the Commission, to be participants in the solicitation of proxies from the stockholders of GreenMan with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, if any, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the Commission in connection with the proposed transaction. Information regarding GreenMan’s directors and executive officers is also available in GreenMan’s definitive proxy statement for its 2011 Annual Meeting of Stockholders filed with the Commission on February 18, 2011. These documents are available free of charge at the Commission’s web site, www.sec.gov, and from Charles Coppa, Chief Financial Officer of GreenMan, via the contact information stated above.

Item 7.01.  Regulation FD Disclosure

On June 14, 2011, GreenMan issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(d)  Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement between Green Tech Products, Inc. and Irish Knight Holdings, L.L.C., dated as of June 13, 2011. Schedules and attachments to the Purchase Agreement are identified in an Index of Exhibits and Schedules attached to the Purchase Agreement and are omitted from this Current Report on Form 8-K in reliance on Rule 601(b)(2) of Regulation S-K. GreenMan hereby undertakes to provide such schedules and attachments to the Commission upon request.

4.1	Form of Promissory Note to be issued at the closing by Irish Knight Holdings, L.L.C.

4.2	Form of Indemnification Agreement to be entered into at the closing by GreenMan Technologies, Inc. and Timothy Mahoney.

99.1	Press release issued by GreenMan Technologies, Inc., dated June 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENMAN TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: June 21, 2011